Exhibit 99.1
CONTACT:     Sheila Ennis
ICR for Comverse, Inc.
(415) 430-2073
Sheila.ennis@icrinc.com

Comverse Announces Fiscal 2014 Second Quarter Results;
Conference Call to be Held Today at 8:00 AM

WAKEFIELD, MA, September 9, 2014 - Comverse, Inc. (“Comverse”; NASDAQ: CNSI) today announced its results for the second fiscal quarter ended July 31, 2014.
Consolidated Highlights: Below is selected consolidated financial information for the three and six months ended July 31, 2014 and 2013, prepared in accordance with generally accepted accounting principles (“GAAP”), except as noted.

Comverse, Inc.:	Three Months Ended July 31,		Six Months Ended July 31,
(In thousands)	2014	2013	2014	2013
Total revenue	$115,320	$169,753	$234,452	$325,571
Costs and expenses
Cost of revenue	75,860	103,484	156,324	194,448
Research and development, net	14,746	16,860	30,278	32,940
Selling, general and administrative	29,549	35,349	63,694	72,059
Other operating expenses	1,912	2,633	4,655	6,854
Total costs and expenses	122,067	158,326	254,951	306,301
(Loss) income from operations	(6,747)	11,427	(20,499)	19,270
Expense adjustments	7,533	6,702	15,763	4,586
Comverse performance (1)	786	18,129	(4,736)	23,856

(Loss) income before income tax expense	(10,240)	12,848	(22,033)	14,545
Income tax expense	(6,626)	(29,935)	(10,964)	(34,772)
Net loss	(16,866)	(17,087)	(32,997)	(20,227)
Basic & diluted loss per share	$(0.75)	$(0.77)	$(1.48)	$(0.92)

Interest expense	(231)	(166)	(354)	(354)
Depreciation and amortization	$(4,822)	$(4,748)	$(9,561)	$(9,317)

Operating margin	(5.9)%	6.7%	(8.7)%	5.9%
Comverse performance margin	0.7%	10.7%	(2.0)%	7.3%

Net cash provided by (used in) operating activities (2)	$(13,785)	$(222)	$(49,384)	$9,641

(1) "Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.
(2) Includes approximately $10.9 million of cash proceeds related to an Italian VAT refund received during the six months ended July 31, 2013.

"As part of the on-going transformation of Comverse, we have realigned the company to focus on faster growing areas within the billing and digital services markets. We are pleased with the traction we are achieving despite the ongoing macro-economic challenges we face,” said Philippe Tartavull, President and CEO of Comverse, Inc.  “Additionally, we have identified incremental areas where we can improve our efficiency without compromising our effectiveness in serving the needs of our customers.  We believe these initiatives should enable the company to achieve positive operating cash flow in the second half of our fiscal year and going forward.”

Expanded 2014 Restructuring Initiatives

On September 9, 2014, we commenced an expansion of our previously disclosed 2014 restructuring plan. We expect that as a result of the restructuring plan (as expanded), our global workforce will be reduced by approximately 14% and that our annual cost of revenue and operating expenses will decrease by approximately $30 million to $40 million. The restructuring plan has been facilitated by efficiencies gained through initiatives implemented in recent fiscal periods and the expectation that software will account for a higher portion of our revenue in future periods. The restructuring plan is designed to align operating costs and expenses with currently anticipated revenue.
The restructuring plan (as expanded) is expected to include reduction of workforce included in cost of revenue, research and development and selling, general and administrative expenses. The aggregate total cost of the 2014 restructuring plan (as expanded) is currently expected to be approximately $15.0 million to $17.0 million, primarily related to severance costs which are expected to be accrued and paid by January 31, 2015. As previously disclosed, the aggregate total cost of the 2014 restructuring plan (prior to expansion) was expected to be approximately $9.0 million. In relation to this restructuring plan, we recorded severance-related costs of $5.0 million and paid $3.5 million during the six months ended July 31, 2014.

Business Segment Highlights:

	Three Months Ended July 31,		Six Months Ended July 31,
	2014	2013	2014	2013
	(Dollars in thousands)
SEGMENT RESULTS
BSS
Segment revenue	$60,155	$74,158	$117,027	$150,422
Gross margin	45.3%	35.4%	41.8%	37.8%
Income from operations	14,900	7,087	21,355	22,788
Operating margin	24.8%	9.6%	18.2%	15.1%
Segment performance	15,600	7,820	22,752	24,318
Segment performance margin	25.9%	10.5%	19.4%	16.2%
Digital Services
Segment revenue	$55,165	$95,595	$117,425	$175,149
Gross margin	33.7%	51.5%	37.1%	45.5%
Income from operations	11,107	40,970	29,499	63,812
Operating margin	20.1%	42.9%	25.1%	36.4%
Segment performance	11,109	41,131	29,503	64,030
Segment performance margin	20.1%	43.0%	25.1%	36.6%
All Other
Loss from operations	$(32,754)	$(36,630)	$(71,353)	$(67,330)
Segment performance	(25,923)	(30,822)	(56,991)	(64,492)

Selected Balance Sheet Highlights: Below is selected balance sheet data:

	As of
(In millions)	July 31, 2014	April 30, 2014

Cash and cash equivalents	$181.6	$210.1
Restricted cash (including long-term restricted cash) and bank time deposits	72.7	73.5
Total	$254.3	$283.6
On August 6, 2014, the escrow under the merger of Verint Systems Inc. and Comverse Technology, Inc. was released and the company received the escrow amount of approximately $25.0 million.
Conference Call Details
Comverse will be conducting a conference call today, September 9, 2014 at 8:00 a.m. ET. To listen to the conference call live, dial (678) 825-8369. The identification code is 92239125. Please dial-in at least five minutes before the scheduled start time. A live webcast can be accessed at www.comverse.com.
A replay of the call will be available, beginning at approximately 11:00 am on September 9, 2014 for two days, at (855) 859-2056 or (800) 585-8367, and archived via webcast at www.comverse.com. The replay access code is 92239125.
Segment Performance
We evaluate our business by assessing the performance of each of our operating segments. Our Chief Executive Officer is our chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as we define it in accordance with the Financial Accounting Standards Board's guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of intangible assets; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) strategic-related costs (vi) impairment of property and equipment; (vii) certain litigation settlements and related costs; (viii) Italian VAT recovery recorded within operating expense; (ix) restructuring expenses; and (x) certain other gains and expenses. Compliance-related professional fees relate to fees and expenses recorded in connection with our efforts to remediate material weaknesses in internal control over financial reporting for the fiscal year ended January 31, 2014.
Presentation of Non-GAAP Financial Measures
We provide Comverse performance, a non-GAAP financial measure, as additional information for our operating results. This measure is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to our results of operations as viewed by management in monitoring our businesses, reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
At the core of the evolution of how we communicate, exchange information and monetize the digital world, Comverse enables the creation and monetization of innovative digital services for telecom and enterprise service providers through its proven and innovative product portfolio that includes managed BSS and Policy (PCRF), Enterprise Billing and Digital Services - all backed by Managed and Professional Services. Comverse’s extensive customer base spans more than 125 countries with solutions successfully delivered to over 450 communication service providers serving more than two billion subscribers. Comverse’s solutions are available in a variety of delivery models, including on-site, cloud, hosted/SaaS and managed services. For more information, visit www.comverse.com.

Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties relate to (among other factors) the market price of our stock, operating expenses and cash flows, variability of our tax provision, and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K filed with the SEC on April 16, 2014, or in subsequently filed periodic, current or other reports. We undertake no commitment to update or revise any forward-looking statements except as required by law.
These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended July 31,		Six Months Ended July 31,
	2014	2013	2014	2013
Revenue:
Product revenue	$20,931	$56,491	$48,286	$109,395
Service revenue	94,389	113,262	186,166	216,176
Total revenue	115,320	169,753	234,452	325,571
Costs and expenses:
Product costs	11,003	28,751	25,808	56,385
Service costs	64,857	74,733	130,516	138,063
Research and development, net	14,746	16,860	30,278	32,940
Selling, general and administrative	29,549	35,349	63,694	72,059
Other operating expenses:
Restructuring expenses	1,912	2,633	4,655	6,854
Total other operating expenses	1,912	2,633	4,655	6,854
Total costs and expenses	122,067	158,326	254,951	306,301
(Loss) income from operations	(6,747)	11,427	(20,499)	19,270
Interest income	100	143	215	315
Interest expense	(231)	(166)	(354)	(354)
Foreign currency transaction gain (loss), net	(2,949)	888	(930)	(5,028)
Other expense, net	(413)	556	(465)	342
(Loss) income before income tax expense	(10,240)	12,848	(22,033)	14,545
Income tax expense	(6,626)	(29,935)	(10,964)	(34,772)
Net loss	$(16,866)	$(17,087)	(32,997)	(20,227)
Weighted average common shares outstanding:
Basic & diluted	22,401,902	22,186,729	22,348,835	22,097,619
Loss per share:
Basic & diluted	$(0.75)	$(0.77)	$(1.48)	$(0.92)

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	July 31, 2014	January 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$181,587	$254,580
Restricted cash and bank deposits	63,650	34,343
Accounts receivable, net of allowance of $4,631 and $6,945, respectively	106,465	89,361
Inventories	22,011	16,166
Deferred cost of revenue	12,322	14,500
Deferred income taxes	2,089	2,329
Prepaid expenses	23,008	17,000
Other current assets	6,731	1,680
Total current assets	417,863	429,959
Property and equipment, net	47,335	41,541
Goodwill	150,630	150,346
Intangible assets, net	3,813	5,153
Deferred cost of revenue	36,314	45,717
Deferred income taxes	1,141	1,720
Long-term restricted cash	9,017	33,815
Other assets	39,025	40,586
Total assets	$705,138	$748,837
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$158,549	$168,406
Deferred revenue	247,797	239,902
Deferred income taxes	833	514
Income taxes payable	1,501	2,102
Total current liabilities	408,680	410,924
Deferred revenue	100,714	113,426
Deferred income taxes	45,728	43,735
Other long-term liabilities	149,709	147,942
Total liabilities	704,831	716,027
Commitments and contingencies
Equity:
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued 22,570,673 and 22,286,123 shares, respectively; outstanding, 22,358,589 and 22,251,226 shares, respectively	226	223
Treasury stock, at cost, 212,084 and 34,897 shares, respectively	(5,569)	(1,024)
Accumulated deficit	(57,248)	(24,251)
Additional paid in capital	40,490	34,530
Accumulated other comprehensive income	22,408	23,332
Total equity	307	32,810
Total liabilities and equity	$705,138	$748,837

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Six Months Ended July 31,
	2014	2013
Cash flows from operating activities:
Net loss	$(32,997)	$(20,227)
Non-cash operating items:
Depreciation and amortization	9,561	9,317
Provision for doubtful accounts	331	890
Stock-based compensation expense	5,923	5,343
Deferred income taxes	3,131	4,023
Inventory write-downs	1,108	2,913
Other non-cash items, net	446	(1,217)
Changes in assets and liabilities:
Accounts receivable	(16,392)	3,521
Inventories	(8,624)	(663)
Deferred cost of revenue	11,592	21,802
Prepaid expense and other current assets	(5,580)	(1,509)
Accounts payable and accrued expense	(16,195)	(7,649)
Income taxes	(1,053)	14,332
Deferred revenue	(5,750)	(30,985)
Tax contingencies	3,598	5,519
Other assets and liabilities	1,517	4,231
Net cash (used in) provided by operating activities	(49,384)	9,641
Cash flows from investing activities:
Proceeds from sales and maturities of investments	—	100
Purchases of property and equipment	(11,472)	(4,630)
Advanced payment for a planned acquisition	(2,678)	—
Net change in restricted cash and bank deposits	(4,027)	(27,569)
Proceeds from asset sales	46	61
Other, net	—	743
Net cash used in investing activities	(18,131)	(31,295)
Cash flows from financing activities:
CTI capital contribution	—	25,000
Payment for repurchase of common stock in connection with tax liabilities upon settlement of stock awards	(972)	(770)
Payment for repurchase of common stock under repurchase program	(3,573)	—
Proceeds from exercises of stock options	40	556
Net cash (used in) provided by financing activities	(4,505)	24,786
Effects of exchange rates on cash and cash equivalents	(973)	(2,049)
Net (decrease) increase in cash and cash equivalents	(72,993)	1,083
Cash and cash equivalents, beginning of period	254,580	262,921
Cash and cash equivalents, end of period	$181,587	$264,004
Non-cash investing transactions:
Accrued but unpaid purchases of property and equipment	$4,587	$3,278
Inventory transfers to property and equipment	$1,673	$2,495

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

Table of Reconciliation from GAAP Income (loss) from operations to Non GAAP Comverse Performance	Three Months Ended July 31,		Six Months Ended July 31,
	2014	2013	2014	2013
	(Dollars in thousands)
(Loss) income from operations	$(6,747)	$11,427	$(20,499)	$19,270
Expense Adjustments:
Stock-based compensation expense	2,985	2,249	5,923	5,343
Amortization of intangible assets	700	729	1,395	1,378
Compliance-related professional fees	335	370	704	806
Compliance-related compensation and other expenses	—	155	(70)	207
Strategic related costs	1,100	—	2,390	—
Impairment of property and equipment	169	5	178	43
Certain litigation settlements and related costs	41	1	5	(23)
Italian VAT refund recovery recorded within operating expenses	—	—	—	(10,861)
Restructuring expenses	1,912	2,633	4,655	6,854
Gain on sale of fixed assets	(14)	(7)	(17)	(18)
Other	305	567	600	857
Total expense adjustments	7,533	6,702	15,763	4,586
Comverse performance	$786	$18,129	$(4,736)	$23,856

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Three Months Ended July 31, 2014
Total revenue	$60,155	$55,165	$—	$115,320
Total costs and expenses	$45,255	$44,058	$32,754	$122,067
Income (loss) from operations	$14,900	$11,107	$(32,754)	$(6,747)
Computation of segment performance:
Segment revenue	$60,155	$55,165	$—
Total costs and expenses	$45,255	$44,058	$32,754
Segment expense adjustments:
Stock-based compensation expense	—	—	2,985
Amortization of intangibles assets	700	—	—
Compliance-related professional fees	—	—	335
Strategic-related costs	—	—	1,100
Impairment of property and equipment	—	2	167
Certain litigation settlements and related cost	—	—	41
Restructuring expenses	—	—	1,912
Gain on sale of fixed assets	—	—	(14)
Other	—	—	305
Segment expense adjustments	700	2	6,831
Segment expenses	44,555	44,056	25,923
Segment performance	$15,600	$11,109	$(25,923)
Interest expense	$—	$—	$(231)	$(231)
Depreciation	$(862)	$(1,260)	$(2,000)	$(4,122)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Three Months Ended July 31, 2013
Total revenue	$74,158	$95,595	$—	$169,753
Total costs and expenses	$67,071	$54,625	$36,630	$158,326
Income (loss) from operations	$7,087	$40,970	$(36,630)	$11,427
Computation of segment performance:
Segment revenue	$74,158	$95,595	$—
Total costs and expenses	$67,071	$54,625	$36,630
Segment expense adjustments:
Stock-based compensation expense	—	—	2,249
Amortization of intangibles assets	729	—	—
Compliance-related professional fees	—	—	370
Compliance-related compensation and other expenses	—	162	(7)
Impairment of property and equipment	3	—	2
Certain litigation settlements and related cost	—	—	1
Restructuring expenses	—	—	2,633
Gain on sale of fixed assets	1	(1)	(7)
Other	—	—	567
Segment expense adjustments	733	161	5,808
Segment expenses	66,338	54,464	30,822
Segment performance	$7,820	$41,131	$(30,822)
Interest expense	$—	$—	$(166)	$(166)
Depreciation	$(1,049)	$(1,289)	$(1,681)	$(4,019)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Six Months Ended July 31, 2014
Total revenue	$117,027	$117,425	$—	$234,452
Total costs and expenses	$95,672	$87,926	$71,353	$254,951
Income (loss) from operations	$21,355	$29,499	$(71,353)	$(20,499)
Computation of segment performance:
Segment revenue	$117,027	$117,425	$—
Total costs and expenses	$95,672	$87,926	$71,353
Segment expense adjustments:
Stock-based compensation expense	—	—	5,923
Amortization of intangibles assets	1,395	—	—
Compliance-related professional fees	—	—	704
Compliance-related compensation and other expenses	—	1	(71)
Strategic-related costs	—	—	2,390
Impairment of property and equipment	—	2	176
Certain litigation settlements and related cost	—	—	5
Restructuring expenses	—	—	4,655
Gain on sale of fixed assets	2	1	(20)
Other	—	—	600
Segment expense adjustments	1,397	4	14,362
Segment expenses	94,275	87,922	56,991
Segment performance	$22,752	$29,503	$(56,991)
Interest expense	$—	$—	$(354)	$(354)
Depreciation	$(1,745)	$(2,524)	$(3,897)	$(8,166)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Six Months Ended July 31, 2013
Total revenue	$150,422	$175,149	$—	$325,571
Total costs and expenses	$127,634	$111,337	$67,330	$306,301
Income (loss) from operations	$22,788	$63,812	$(67,330)	$19,270
Computation of segment performance:
Segment revenue	$150,422	$175,149	$—
Total costs and expenses	$127,634	$111,337	$67,330
Segment expense adjustments:
Stock-based compensation expense	—	—	5,343
Amortization of intangibles assets	1,378	—	—
Compliance-related professional fees	—	—	806
Compliance-related compensation and other expenses	122	218	(133)
Impairment of property and equipment	29	1	13
Certain litigation settlements and related cost	—	—	(23)
Italian VAT refund recovery recorded within operating expense	—	—	(10,861)
Restructuring expenses	—	—	6,854
Gain on sale of fixed assets	1	(1)	(18)
Other	—	—	857
Segment expense adjustments	1,530	218	2,838
Segment expenses	126,104	111,119	64,492
Segment performance	$24,318	$64,030	$(64,492)
Interest expense	$—	$—	$(354)	$(354)
Depreciation	$(1,886)	$(2,509)	$(3,544)	$(7,939)